Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2016
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents

Note 2—Cash and Cash Equivalents

As of December 31, 2016, Opexa invested approximately $2.8 million in a savings account. For the year ended December 31, 2016, the savings account recognized an average market yield of 0.06%. Interest income of $4,188 from the savings account was recognized for the year ended December 31, 2016 in the consolidated statements of operations.